                            SCHEDULE 14C INFORMATION

                              Information Statement
                        Pursuant to Section 14(c) of the
             Securities Exchange Act of 1934 (Amendment No. ______)


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[x]     Definitive Information Statement

                            Jerry's Famous Deli, Inc.
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]     No fee required
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.      Title of each class of securities to which transaction applies:

        a. Aggregate number of securities to which transaction applies:

        b. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

        c. Proposed maximum aggregate value of transaction:

        d. Total fee paid:

           *Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

2.      Amount Previously Paid:

3.      Form, Schedule or Registration Statement No.:

4.      Filing Party:

5.      Date Filed:

                           JERRY'S FAMOUS DELI, INC.
                       12711 VENTURA BOULEVARD, SUITE 400
                         STUDIO CITY, CALIFORNIA 91604
                                 (818) 766-8311
                            ------------------------

                             INFORMATION STATEMENT

     This Information Statement is being furnished to the shareholders of Jerry's Famous Deli, Inc., a California corporation ("Company"), in connection with the approval of a reverse stock split ("Reverse Split") of the Company's outstanding Common Stock by the written consent of the holders of a majority of the issued and outstanding shares of the Company's Common Stock.

     The primary reason for the Reverse Split is to comply with the Nasdaq Stock Market's ("Nasdaq") $1 minimum bid price requirement for continued listing on Nasdaq. If the Company cannot meet this requirement, its Common Stock will be delisted from Nasdaq National Market and it will be ineligible for listing on the Nasdaq SmallCap Market.

     Only shareholders of record at the close of business on December 21, 1999 (the "Record Date") are entitled to notice of the action to be taken by written consent. At the close of business on the Record Date, the Company had 14,019,203 shares of its Common Stock issued and outstanding. On December 8, 1999, the closing bid and asked prices of the Common Stock were $.969 and $1.00, respectively.

     A vote of the holders of a majority of the issued and outstanding shares is required to approve the Reverse Split. All holders of record as of the Record Date may submit written consents to the Company with respect to the Reverse Split; however, no such consents are being solicited. No appraisal or other similar rights are available to dissenters of the following Reverse Split. The holders of a majority of the outstanding shares of Common Stock of the Company have advised that they intend to consent to the Reverse Split. Therefore, the Company anticipates that the Reverse Split will be approved.

     The Company will bear all of the costs of the preparation and dissemination of this Information Statement and the accompanying materials. No consideration has been or will be paid to any officer, director, or employee of the Company in connection with the proposed Reverse Split or the preparation and dissemination of this Information Statement and the accompanying materials or otherwise in connection with the proposed Reverse Split.

     Correspondence with respect to the proposed Reverse Split should be addressed to the Secretary of the Company at the Company's principal executive offices at 12711 Ventura Boulevard, Studio City, California 91604.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS INFORMATION STATEMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE REVERSE SPLIT OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                             PROPOSED REVERSE SPLIT

PURPOSE OF THE REVERSE SPLIT

     The Company's Common Stock is currently quoted on the Nasdaq National Market ("NNM"). However, as previously reported, the Company has been informed by Nasdaq that its stock will be de-listed from the NNM if it cannot come into compliance with its listing requirements. The Company does not currently meet NNM's listing standards for a minimum bid price or market value of its shares held by non-affiliates. In addition, the Company's stock does not currently maintain a minimum bid price sufficient to allow it to move its listing to the Nasdaq SmallCap Market ("SmallCap Market"). Therefore, unless an appeal is taken or circumstances change, the Company's stock would be delisted on Dec. 27, 1999, and it would likely be traded thereafter on the OTC Bulletin Board.

     Members of the Board of Directors and management of the Company have determined that it would be in the best interests of the Company and its shareholders to file for an appeal from delisting on the NNM pending an application to transfer the listing to the SmallCap Market. Accordingly, the appeal was filed on December 21, 1999, and a hearing date of February 3, 2000 has been set by Nasdaq. The Company believes that, upon the completion of the Reverse Split, the Company will meet the requirements for transfer to and continued listing on the SmallCap Market. The Board of Directors believes that a listing of the Company's stock on the SmallCap Market will provide its shareholders with greater liquidity than if the stock were traded on the OTC Bulletin Board. In addition, a listing on the SmallCap Market will provide the Company's stock with a continued exemption from the limitations on trading applicable to "penny stocks," defined as any stock traded at below $5 per share except stocks listed on a national exchange or authorized for quotation on a national quotation service. Certain policies and practices of the securities industry relating to penny stocks may tend to discourage individual brokers and brokerage firms from dealing in these stocks. Some of these policies and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commission on a sale of penny stock may also represent a higher percentage of the sale price than the brokerage commission on a higher priced issue. Any reduction in brokerage commissions resulting from a Reverse Split may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by shareholders selling "odd lots" created by the Reverse Split.

     In order to meet the minimum bid price requirement for listing on the SmallCap Market, the Company has determined that it is necessary to complete the Reverse Split. Since the Company is already listed on the NNM, the Company may transfer its listing to the SmallCap Market based upon the SmallCap Market's maintenance standard requirements. Among other things, as such requirements pertain to the Company, the Company must have: (i) at least 500,000 shares held by non-affiliates; (ii) an aggregate market value of public float of at least $1,000,000; (iii) at least 300 shareholders who own 100 shares of Common Stock or more; and (iv) a minimum bid price of at least $1.00 per share. The Company believes that it will meet all of these listing criteria upon the completion of the Reverse Split. There can be no assurance that the Company will meet or maintain these listing requirements in the future.

AMENDMENT TO ARTICLES OF INCORPORATION

     In order to complete the Reverse Split, the Company's Board of Directors has unanimously adopted resolutions approving and recommending that shareholders authorize an Amendment of the Company's Articles of Incorporation (the "Amendment") to (i) effect a one-for-three Reverse Split of the Company's outstanding shares of Common Stock and (ii) provide for the payment of cash in lieu of fractional shares otherwise issuable in connection therewith. There will be no change in the number of the Company's authorized shares of Common Stock and no change in the par value of the Common Stock.

     If the Reverse Split is approved by the holders of a majority of the outstanding shares of Common Stock, the Board of Directors will have authority to complete the Reverse Split, pursuant to which the Company's outstanding shares (the "Old Shares") of Common Stock would be exchanged for new shares (the "New Shares") of Common Stock in an exchange ratio of one New Share for each three Old Shares. In addition, the Board of Directors will have the authority to determine the exact timing of the effective date of the Reverse Split, which may be any time prior to April 1, 2000, without further shareholder approval. Such timing will be determined in the judgment of the Board of Directors, with the intention of maximizing the Company's ability to remain in and sustain compliance with the continued listing maintenance requirements of the SmallCap Market.

     The Board of Directors also reserves the right, notwithstanding shareholder approval and without further action by shareholders, not to proceed with the Reverse Split if, at any time prior to filing the Amendment with the California Secretary of State, the Board of Directors, in its sole discretion, determines that the

Reverse Split is no longer in the best interests of the Company and its shareholders. The Board of Directors may consider a variety of factors in determining whether or not to implement the Reverse Split including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the Common Stock, and business and transactional developments. The Board of Directors presently intends to complete the Reverse Split by approximately January 19, 2000.

CERTAIN EFFECTS OF THE REVERSE SPLIT

     The Reverse Split will not change the proportionate equity interests of the Company's shareholders, nor will the respective voting rights and other rights of shareholders be altered, except for possible immaterial changes due to the Company's purchase of fractional shares. The Common Stock issued pursuant to the Reverse Split will remain fully paid and nonassessable. The Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

     The following table illustrates the principal effects of the Reverse Split on the Company's Common Stock:

                                                            PRIOR TO
                    NUMBER OF SHARES                      REVERSE SPLIT    AFTER REVERSE SPLIT
                    ----------------                      -------------    -------------------
Authorized..............................................   60,000,000          60,000,000
Outstanding.............................................   14,019,203           4,673,067
Available for Future Issuance...........................   45,980,797          55,326,933

     The above table gives effect to the Reverse Split as if it occurred on the Record Date, subject to adjustment resulting from the repurchase of fractional shares. The above table excludes, on a pre-Reverse Split basis, shares of Common Stock subject to outstanding options and shares of Common Stock available for the grant of future options under the Company's stock option plans. Upon effectiveness of the Reverse Split, each option would entitle the holder to acquire a number of shares equal to the number of shares which the holder was entitled to acquire prior to the Reverse Split divided by three at the exercise or conversion price in effect immediately prior to the Reverse Split multiplied by three. Shareholders should recognize that if the Reverse Split is effectuated they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the Amendment divided by three).

     While the Company expects that the Reverse Split will result in an increase in the market price of the Common Stock, there can be no assurance that the Reverse Split will increase the market price of the Common Stock by a multiple of three or result in the permanent increase in the market price (which is dependent upon many factors, including the Company's performance and prospects). Also, should the market price of the Common Stock decline, the percentage decline may be greater than would result in the absence of a Reverse Split. Furthermore, the possibility exists that liquidity in the market price of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split. In addition, the Reverse Split will increase the number of shareholders of the Company who own less than 100 shares. Shareholders who hold less than 100 shares typically will experience an increase in the cost of selling their shares, as well as greater difficulty in effecting such sales. Consequently, there can be no assurance that the Reverse Split will achieve the desired results that have been outlined above.

PROCEDURE FOR EFFECTING REVERSE SPLIT AND EXCHANGE OF STOCK CERTIFICATES

     Upon the approval of the Amendment by the holders of a majority of the Company's Common Stock, and if the Board of Directors still believes that the Reverse Split is in the best interests of the Company and its shareholders, the Company will file the Amendment with the California Secretary of State at such time as the Board of Directors has determined the appropriate effective date for such split. The Reverse Split will become effective on the date of filing the Amendment (the "Effective Date"). The Board of Directors presently anticipates that the Effective Date will be approximately January 19, 2000.

     Beginning on the Effective Date, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares. All shareholders of record on the Record Date will be required to exchange their certificates representing Old Shares to certificates representing New Shares. Enclosed is a Letter of Transmittal for use in exchanging old stock certificates for a new stock certificate or cash payment. The Letter of Transmittal contains all instructions relating to the exchange of share certificates by shareholders, and must be completed and returned together with the certificates for Old Shares in order for each shareholder to receive certificates for New Shares. The Company's transfer agent, U.S. Stock Transfer Corporation, will act as exchange agent ("Exchange Agent") for purpose of implementing the exchange of stock certificates.

     PLEASE NOTE THAT ALL STOCK CERTIFICATES SENT TO THE COMPANY SHOULD BE DULY ENDORSED FOR TRANSFER TO THE COMPANY, WITH A MEDALLION SIGNATURE GUARANTY, WHICH MAY BE OBTAINED FROM MOST BANKS AND BROKERAGE FIRMS. DO NOT SEND IN YOUR STOCK CERTIFICATES WITHOUT A MEDALLION SIGNATURE GUARANTY, AS THEY WILL BE RETURNED TO YOU.

FRACTIONAL SHARES

     No scrip or fractional certificates will be issued in connection with the Reverse Split. Shareholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by three will be entitled, upon surrender to the Exchange Agent of certificates representing such shares, to a cash payment in lieu thereof at a price equal to the fraction to which the shareholder would otherwise be entitled multiplied by the closing price of the Common Stock, as reported in The Wall Street Journal, on the last trading day prior to the Effective Date (or if such price is not available, the average of the last bid and ask prices of the Common Stock on such day or other price determined by the Board of Directors). The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein.

     Shareholders should be aware that, under the escheat laws of the various jurisdictions where shareholders reside, where the Company is domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the Exchange Agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, shareholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT

     The following is a summary of certain material U.S. federal income tax consequences of the Reverse Split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences. Also, it does not address the tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the U.S. federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended. The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder.

     EACH SHAREHOLDER SHOULD CONSULT WITH SUCH SHAREHOLDER'S OWN TAX ADVISOR WITH RESPECT TO THE CONSEQUENCES OF THE REVERSE SPLIT.

     The Reverse Split is an isolated transaction and is not part of a plan to periodically increase any shareholder's proportionate interest in the assets or earnings and profits of the Company. As a result, no gain or loss should be recognized by a shareholder of the Company upon such shareholder's exchange of Old Shares for New Shares pursuant to the Reverse Split (except to the extent of any cash received in lieu of a fractional New Share).

     Cash payments in lieu of a fractional New Share should be treated as if the fractional share were issued to the shareholder and then redeemed by the Company for cash. A Company shareholder receiving such payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the shareholder's basis in the fractional share (determined as provided below). Such gain or loss will be capital gain or loss with respect to a shareholder provided the payment of cash in lieu of the fractional share is a mere mechanical rounding off of fractions and not separately bargained for consideration and the payment is otherwise "not essentially equivalent to a dividend."

     For this purpose, a payment is not essentially equivalent to a dividend if it results in a "meaningful reduction" in the shareholder's percentage interest in the Company, taking into account the constructive ownership rules and redemptions of fractional shares from all the shareholders. The Internal Revenue Service has ruled publicly that any reduction in the percentage interest of a small minority shareholder in a publicly-held corporation who exercises no control over corporate affairs should constitute a meaningful reduction. The aggregate tax basis of the New Shares received in the Reverse Split (including any fraction of a New Share deemed to have been received) will be the same as the shareholder's aggregate tax basis in the Old Shares exchanged therefor.

LACK OF APPRAISAL RIGHTS

     Pursuant to the California Corporation Law, dissenting shareholders will not have appraisal rights if the proposed Reverse Split is effected. Shareholders who believe that they may be aggrieved by the Reverse Split may have other rights under federal law or common law, such as rights relating to the fairness of the Reverse Split and the fiduciary responsibilities of the corporate officers, directors and shareholders. The nature and extent of such rights, if any, may vary depending upon the facts and circumstances.

RESOLUTIONS TO BE ADOPTED

     In connection with the proposed Reverse Split, resolutions in substantially the following form will be adopted by the written consent of the holders of a majority of the Company's issued and outstanding shares of Common Stock:

     RESOLVED, that the Board of Directors is hereby authorized, in its discretion, at any time prior to April 1, 2000, to effect a Reverse Split pursuant to which each three (3) shares of the Company's Common Stock shall be exchanged for one (1) share of reclassified Common Stock (the "Reverse Split"); and

     FURTHER RESOLVED, that the Directors and Officers of the Company are hereby authorized and directed to execute, deliver and file, as appropriate, such documents, if any, as may be necessary or convenient with the Secretary of State of the State of California and such other Federal, state and local authorities, and to take such other steps as are in their sole judgment necessary or appropriate, to give effect to such reclassification of shares; and

     FURTHER RESOLVED, that if the Reverse Split is effectuated by the Board of Directors, it shall be implemented on the following terms and under the following procedures:

             a. Immediately upon the Reverse Split becoming effective, the shares of Common Stock outstanding prior to the Reverse Split ("Old Stock") shall be converted at a ratio of three-to-one into shares of fully-paid and non-assessable Common Stock ("New Stock"). Any owner of less than a single full share of New Stock shall be entitled to receive, in lieu of any interest in New Stock in such fractional interest, a cash payment from the Company in an amount equal to the fair value of such fraction of a share equal to the amount of such fraction times the closing price per share of the Common Stock, as reported in the Wall Street Journal, on the last trading day prior to the Effective Date of the Reverse Split.

             b. From and after the effective date of the Reverse Split, certificates representing shares of Old Stock shall be deemed to represent only the right to receive either (i) shares of New Stock to which an individual shareholder would be entitled, or (ii) payment in cash of the fair value of the fractional shares represented by such Old Stock.

             c. The Company's Stock Option Plans shall be amended by the Board of Directors to the extent necessary and appropriate, in the sole judgment of the Directors, to adjust the beneficial interests in, and the cost of shares issued pursuant to, such Plans in proportion to the exchange ratio, provided that shares under any such stock plans shall be rounded to the nearest whole share of New Stock; and

     FURTHER RESOLVED, that the officers of the Company are hereby authorized and directed to do all other things and execute and file all documents which in their sole judgment are deemed to be necessary and proper to carry out the intent of the foregoing resolutions.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding ownership of the Common Stock as of the Record Date by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) the Chief Executive Officer and each of the five most highly compensated executive officers of the Company for the year ended December 31, 1998, and (iv) all executive officers and directors of the Company as a group. All of the individuals named in the following table have indicated their intent to vote their shares in favor of the Reverse Split.

                                                          SHARES BENEFICIALLY OWNED(1)
                                                   ------------------------------------------
              NAME(S)AND ADDRESS(2)                NUMBER OF SHARES    PERCENTAGE OF CLASS(3)
              ---------------------                ----------------    ----------------------
Isaac and Carolyn Starkman(4)....................      6,110,000               42.45%
Guy Starkman(5)..................................        712,334                4.99%
Jason Starkman(6)................................        558,740                3.93%
Paul Gray(7).....................................          8,000                    *
Stanley Schneider(8).............................          8,000                    *
Kenneth J. Abdalla(9)............................      1,952,692               13.86%
Ami Saffron(10)..................................         42,500                    *
Ronald W. Burkle Foundation(11)..................      1,679,951
Christina Sterling(12)...........................         50,000               11.98%
All Directors and executive officers as a group
  (9 persons)....................................     11,122,217               74.64%

---------------
  *  Less than 1%

 (1) The persons named in the table, to the Company's knowledge, have sole voting and sole investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes hereunder. Shares of Common Stock which a person has the right to acquire within 60 days are deemed beneficially owned by that person.

 (2) The shareholders' address is at the Company's principal executive offices at 12711 Ventura, Suite 400, Studio City, California 91604.

 (3) Shares of Common Stock which a person had the right to acquire within 60 days are deemed outstanding in calculating the percentage ownership of the person, but not deemed outstanding as to any other person.

 (4) Consists of 5,735,000 shares which are held of record in The Starkman Family Trust, a revocable trust of which Isaac Starkman and his wife, Carolyn Starkman, are the Trustees, and currently exercisable stock options for 375,000 shares. Guy and Jason Starkman are potential beneficiaries under this trust.

 (5) Consists of 454,000 shares of Common Stock and currently exercisable stock options for 258,333 shares of Common Stock.

 (6) Consists of 375,406 shares of Common Stock and currently exercisable stock options for 183,334 shares of Common Stock.

 (7) Consists of currently exercisable options for 8,000 shares.

 (8) Consists of currently exercisable options for 8,000 shares.

 (9) Consists of 200,000 shares of Common Stock held of record by Kenneth Abdalla, 107,698 shares of Common Stock held by Yucaipa Waterton Deli Investors, LLC ("Yucaipa"), 1,579,994 shares of Common Stock held by Jerry's Investors, LLC ("JILLC"), and currently exercisable warrants for 65,000 shares of Common Stock held by Waterton Management LLC ("Waterton"). As a result of Waterton's status as the manager of Yucaipa and JILLC, and Mr. Abdalla's status as the manager of Waterton, Mr. Abdalla may be deemed to have shared dispositive and voting power with respect to the shares held by Yucaipa, JILLC and Waterton. However, Mr. Abdalla disclaims beneficial ownership of such shares.

(10) Consists of currently exercisable options for 42,500 shares.

(11) As reported on a Schedule 13D filed by the Ronald W. Burkle Foundation on March 25, 1998. According to such Schedule 13D, the Ronald W. Burkle Foundation has sole voting power and sole dispositive power with respect to all of these shares. Mr. Abdalla, President and director of the Company, is a Director of the Ronald W. Burkle Foundation.

(12) Consists of currently exercisable options for 50,000 shares.

     The Company knows of no contractual arrangements which may at a subsequent date result in a change in control of the Company.

                                          By Order of the Board of Directors

                                          ISAAC STARKMAN
                                          Chairman and Chief Executive Officer
Dated:

                           JERRY'S FAMOUS DELI, INC.
                             LETTER OF TRANSMITTAL

Delivery of this instrument to an address other than as set forth below does not constitute a valid delivery.

--------------------------------------------------------------------------------------------------------------
       Name(s) and Address(es) of Registered Holders                     Certificates Surrendered
(Exact name and address currently in the Company's records).       (attach additional list if necessary)
--------------------------------------------------------------------------------------------------------------
                                                                                          Number of Shares
                                                                   Certificate               on Face of
                                                                    Number(s)              Certificate(s)
                                                             ------------------------------------------------
                                                             ------------------------------------------------
                                                             ------------------------------------------------
                                                             ------------------------------------------------
                                                             ------------------------------------------------
                                                             ------------------------------------------------
                                                             TOTAL SHARES
                                                             ------------------------------------------------
--------------------------------------------------------------------------------------------------------------

                                                           FOR INFORMATION CALL:
U.S. Stock Transfer Corporation                               (818) 502-1404
Attn: Transfer Department
1745 Gardena Avenue, Suite 200
Glendale, CA 91204-2991

Ladies and Gentlemen:

     Enclosed are one or more certificates representing shares of common stock ("OLD SHARES") of Jerry's Famous Deli Inc., (THE "COMPANY").

     In connection with the one-for-three reverse stock split of the Company's common stock which is intended to be completed on or about January 19, 2000, the undersigned hereby surrenders the certificate(s) noted above representing Old Shares of the Company for the purpose of receiving from the Company shares of common stock ("NEW SHARES") on the basis of one (1) New Share for every three
(3) Old Shares of common stock.

                       NOTE: SIGNATURES MUST BE PROVIDED,
                PLEASE READ THE FOLLOWING INSTRUMENTS CAREFULLY.

 BOX A: [ ] SPECIAL ISSUANCE INSTRUCTIONS

 This box should be completed only if the certificate(s) representing New Shares is to be in the name of someone other than the registered holder(s), or if the name listed above is to be corrected. In such cases, the certificate(s) representing Old Shares must be properly assigned and signatures guaranteed (See Instruction 2 below).

---------------------------------------------------------------
 NAME(S)
---------------------------------------------------------------

---------------------------------------------------------------
 ADDRESS:
---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------
 SOCIAL SECURITY NO.

 BOX B: [ ] SPECIAL DELIVERY INSTRUCTIONS

 This box should be completed only if the certificate(s) representing New Shares is to be issued to the registered holder(s) but sent to an address other than that listed above. (See Instruction 3 below).

---------------------------------------------------------------
 NAME(S)
---------------------------------------------------------------

---------------------------------------------------------------
 ADDRESS:
---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------
 SOCIAL SECURITY NO.

--------------------------------------------------------------------------------
 BOX C: [ ] LOST CERTIFICATES
 If you have lost your certificate(s) representing Old Shares, please check this Box C. (If you have lost your certificate(s), the Company will require such further information and assurances concerning lost certificates and such affidavits of loss, indemnity bonds and guarantees as it may deem advisable.)
--------------------------------------------------------------------------------

                           ALL PERSONS MUST SIGN HERE

     This Letter of Transmittal must be signed by the registered holder(s), exactly as the name(s) appear(s) on the stock certificates(s), or by the authorized representative(s) of such person(s). If signed by an attorney, executor, administrator, guardian, trustee, officer of a corporation, or other person acting in a fiduciary or representative capacity, please set forth the full title and submit evidence of such person's authority to act (see Instruction 5 below).

     If Box A is completed above, see Instruction 2 concerning the need for a signature guarantee on this Letter of Transmittal and on the stock certificate(s).

SIGNATURE(S) OF OWNER(S)                                           SIGNATURE(S) GUARANTEED
(All Shareholders Must Sign Here)                                  (The signature(s) to the left and on the stock certifi-
                                                                   cate(s) must be guaranteed only if Box A above is completed.
                                                                   See Instruction 2 below.)
------------------------------------------------------------       ------------------------------------------------------------
                                                                   (Firm -- Please Print or Type)
------------------------------------------------------------
                                                                   ------------------------------------------------------------
------------------------------------------------------------       (Authorized Signature)
Date:                                                              ------------------------------------------------------------
  --------------------------------------------------------
                                                                   (Name -- Please Print or Type)

                                   * * * * *
                                  INSTRUCTIONS

     To complete this Letter of Transmittal properly, all persons must provide, in the box on the first page, the certificate number(s) and the number of Old Shares being surrendered with this Letter of Transmittal and complete the signature box above. In addition, Boxes A through C on page 1 of this Letter of Transmittal are provided for shareholders to exchange their certificates representing Old Shares. The following paragraphs briefly outline the use of these Boxes:

     BOX A: To be completed ONLY if you want your certificate representing New
            Shares to be issued in the name of someone other than the registered holder(s), or if the name listed above is to be corrected.
     BOX B: To be completed ONLY if you want your certificate representing New
            Shares sent to an address other than that listed in the Box on the first page of this Letter of Transmittal.
     BOX C: To be completed ONLY if you have lost your certificate(s).

     LEAVE BLANK ANY OF THE BOXES THAT DO NOT APPLY TO YOU.

     The following instructions further explain how to complete this Letter of Transmittal and form a part of the terms and conditions of this Letter of Transmittal.

     1. DELIVERY OF LETTER OF TRANSMITTAL. This Letter of Transmittal should be completed and signed by the record holder(s) of the certificate(s) representing Old Shares listed on the first page of this Letter of Transmittal (unless the listed certificate(s) have been transferred or assigned prior to the effective date of the reverse stock split, in which case this Letter of Transmittal should be signed by the transferee or assignee). This Letter of Transmittal, together with the certificate(s) listed on this form should be sent by mail or delivered by hand to the location noted above. If you are completing Box A the signatures thereon and on this Letter of Transmittal should be guaranteed (as defined in Instruction 2(a) below).

     The method of delivery of all documents is at the option and risk of the shareholder. It is suggested that if you mail these documents, such mail should be registered, return receipt requested, and properly insured.

     2. ISSUANCE OF NEW CERTIFICATE IN DIFFERENT NAME(S) (BOX A). If the certificate for New Shares is to be issued in the same name as that of the record holder inscribed on the surrendered certificates, the surrendered certificate(s) need not be endorsed. If the certificate(s) for New Shares is to be issued in a name other than that of the record holder of the listed certificate(s) exactly as it appears thereon, please be guided by the following:

          (a) Endorsements and Guarantee. The certificate(s) surrendered must be properly endorsed (or accompanied by one or more appropriate stock powers properly executed by the record holder of such certificate(s)) to the person who is to receive the new certificate(s). The signature of the record holder on the endorsement or stock power must correspond with the name as written upon the face of the certificate(s) surrendered in every particular and must be guaranteed by a financial institution that is a member of the Stock Transfer Association approved medallion program such as STAMP, SEMP, or MSP (a "Qualified Guarantor").

          (b) Transferee's Signature. If a transfer or an assignment is being made, this Letter of Transmittal must be signed by the person transferring or assigning the shares, or his or her agent, and should not be signed by the person to whom the transfer or assignment is made. The signature of such transferor, assignor, or agent must be guaranteed by a Qualified Guarantor as defined in Instruction 2(a).

          (c) Correction of or Change of Name. For a name correction, or for a change in name which does not involve a change in ownership, proceed as follows. For a correction in name, the listed certificate(s) should be endorsed, for example, "James E. Brown, incorrectly inscribed as J.E. Brown," with the signature guaranteed as described in Instruction 2(a). For a change in name by marriage, the surrendered certificate(s) should be endorsed, for example, "Mary Doe, now by marriage Mary Jones," with the signature guaranteed as described in Instruction 2(a).

     3. SPECIAL DELIVERY INSTRUCTIONS. Unless instructions to the contrary are given in Box B, the certificate for New Shares to be distributed upon exchange of the Old Shares surrendered with this Letter of Transmittal will be mailed either to the address shown in the box at the top of page 1 (if this Letter of Transmittal is signed by the person whose name appears in such box) or to the address shown in Box A (if Box A is completed in accordance with Instruction 2).

     4. SIGNATURES. This Letter of Transmittal must be signed by (or on behalf of) the record holder(s) of the surrendered certificate(s). In the case of joint tenants, both should sign. If different certificates surrendered with this Letter of Transmittal are registered in different forms of the name of any person signing this Letter of Transmittal (e.g. John Doe, J. Doe, J.A. Doe, it will be necessary for such person either to sign this Letter of Transmittal in each way in which the certificates are registered or to sign as many Letters of Transmittal as there are different forms of registration. If any surrendered certificate is being transferred or assigned, please follow Instruction 2.

     5. SUPPORTING EVIDENCE. In case any Letter of Transmittal, certificate endorsement, or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee, officer of a corporation on behalf of the corporation, or other person in a fiduciary or representative capacity, the full title of such person should be given and documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions where necessary) should also be submitted. Such documentary evidence of authority must be in a form satisfactory to the Company.

     6. MISCELLANEOUS. The Company is not under any duty to give notification of defects in any Letter of Transmittal and shall not incur any liability for failure to give such notification. The Company has the absolute right to reject any and all Letters of Transmittal not in proper form or to waive any irregularities in any Letter of Transmittal.

     7. ADDITIONAL COPIES. Additional copies of this Letter of Transmittal may be obtained from U.S. Stock Transfer Corporation ("USSTC").

     8. YOU MUST COMPLETE ANY APPROPRIATE BOXES ACCOMPANYING THESE INSTRUCTIONS IN ORDER TO RECEIVE A CERTIFICATE REPRESENTING NEW SHARES IN EXCHANGE FOR OLD SHARES. IF YOU DO NOT COMPLETE THE BOXES, THE COMPANY WILL DELIVER THE CERTIFICATE REPRESENTING THE NEW SHARES ACCORDING TO THE INFORMATION CONTAINED IN THE COMPANY STOCK TRANSFER BOOKS.

                           IMPORTANT TAX INFORMATION

     Under Federal income tax law, a shareholder whose Old Shares are surrendered herewith is required to provide USSTC with such shareholder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below. If such shareholder is an individual, the TIN is his or her social security number. If USSTC is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any cash payment made to such shareholder in lieu of fractional shares in connection with the exchange of certificates may be subject to backup withholding.

     Certain shareholders (including, among other, all corporations and certain foreign individuals) are not subject to these backup withholdings and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from USSTC. See the Guidelines for Certificates of Taxpayer Identification Number on Substitute Form W-9, which is available upon request to USSTC, for additional instructions.

     If backup withholding applies, USSTC is required to withhold 31% of any cash payment made to the shareholder with respect to certificates of Old Shares surrendered in connection with the exchange of certificates. Backup withholding is not an additional tax. Rather, the tax liability of a person subject to a backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund from the Internal Revenue Service may be obtained.

     PURPOSE OF SUBSTITUTE FORM W-9. To prevent backup withholding on any cash payment made to shareholder with respect to certificates of Old Shares surrendered in connection with the exchange of certificates, the shareholder is required to notify USSTC of his correct TIN by completing the form below and certifying that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN). In addition, the shareholder must complete Part 2 of the Substitute Form W-9, check the appropriate box, and date and sign as indicated.

     WHAT NUMBER TO GIVE USSTC. The shareholder is required to give USSTC the social security number or employer identification number of the record owner of the certificates of Old Shares being surrendered in connection with the exchange of certificates. If the certificates are in more than one name or are not in the same of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, which is available upon request to USSTC, for additional guidance on which number to report.

--------------------------------------------------------------------------------------------------------------------------------
PAYER'S NAME: U.S. STOCK TRANSFER CORPORATION
--------------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                          Part 1-PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT    Social Security Number
 FORM W-9                            AND CERTIFY BY SIGNING AND DATING BELOW               OR
 DEPARTMENT OF THE TREASURY                                                                -------------------------------
 INTERNAL REVENUE SERVICE                                                                  Employer Identification Number
                                    ------------------------------------------------------------------------------------------
  PAYER'S REQUEST FOR TAXPAYER       Part 2-Check the box if you are NOT subject to backup withholding under the provisions of
  IDENTIFICATION NUMBER (TIN)        section 3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding. [ ]
                                    ------------------------------------------------------------------------------------------
                                     CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I
                                     CERTIFY THAT THE INFORMATION PROVIDED ON THE FORM IS
                                     TRUE, CORRECT AND COMPLETE
                                    SIGNATURE --------------------- DATE ----------        Part 3-Awaiting TIN  [ ]
--------------------------------------------------------------------------------------------------------------------------------

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld, until I provide a number.

 ___________________________________________
                    Signature                              Date